UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

January 27, 2010	(January 27, 2010)
Date of report	(Date of earliest event reported)

Hexcel Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	1-8472	94-1109521
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

Two Stamford Plaza

281 Tresser Boulevard

Stamford, Connecticut  06901-3238

(Address of Principal Executive Offices and Zip Code)

(203) 969-0666

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written Communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 — Financial Information

Item 2.02   Results of Operations and Financial Condition

On January 27, 2010, Hexcel Corporation, a Delaware corporation (the “Company”), issued a press release in which the Company announced its financial results for its fiscal quarter and year ended December 31, 2009.  A copy of this earnings press release is being furnished as Exhibit 99.1 and is incorporated herein by reference.

Section 7 — Regulation FD

Item 7.01   Regulation FD Disclosure

The information contained in Item 2.02 of this report is incorporated by reference into this Item 7.01.

Section 8 — Other Events

Item 8.01   Other Events

On January 27, 2010, the Company posted to its website a table which summarizes net sales by product group and market segment for the quarters ended December 31, 2009 and 2008, the quarter ended September 30, 2009 and the years ended December 31, 2009 and 2008.  A copy of this information is being furnished as Exhibit 99.2 and is incorporated herein by reference.

Section 9 — Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits

The Company originally filed its Credit Agreement, Security Agreement and Subsidiary Guaranty as exhibits to a Current Report on Form 8-K dated May 22, 2009.  The Company is re-filing these documents as exhibits to this Current Report on Form 8-K in order to include all exhibits, schedules and other attachments to such documents.

99.1     Press Release issued by the Company on January 27, 2010.

99.2               Net sales by product group and market segment for the quarters ended December 31, 2009 and 2008, the quarter ended September 30, 2009 and the years ended December 31, 2009 and 2008.

99.3               Credit Agreement, dated as of May 21, 2009, entered into by and among Hexcel Corporation, the financial institutions from time to time party thereto, Banc of America Securities LLC, as syndication agent for the lenders, as a joint book manager and as a joint lead arranger, Deutsche Bank Securities Inc., as a joint book manager and as a joint lead arranger, HSBC Bank USA, National Association, as a documentation agent, RBS Citizens, N.A., as a documentation agent, Toronto Dominion (New York) LLC, as a documentation agent, and Deutsche Bank Trust Company Americas, as administrative agent for the lenders.

99.4               Security Agreement, dated as of May 21, 2009, by and among Hexcel Corporation, each of the direct and indirect subsidiaries of Hexcel Corporation listed on the signature pages thereto, and each additional grantor that may become a party thereto after the date thereof in accordance with Section 21 thereof, and Deutsche Bank Trust Company Americas, as administrative agent for and representative of the lenders.

99.5               Subsidiary Guaranty, dated as of May 21, 2009, by the parties listed on the signature pages thereto in favor of and for the benefit of Deutsche Bank Trust Company Americas, as agent for and representative of the financial institutions party to the Credit Agreement referred to therein and any Swap Counterparties (as defined therein).

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEXCEL CORPORATION

January 27, 2010
/s/ Kimberly Hendricks
Kimberly Hendricks
Vice President, Controller & Chief Accounting Officer

Exhibit Index

Exhibit No.	Description

99.1	Press Release issued by the Company on January 27, 2010.

99.2	Net sales by product group and market segment for the quarters ended December 31, 2009 and 2008, the quarter ended September 30, 2009 and the years ended December 31, 2009 and 2008.

99.3

Credit Agreement, dated as of May 21, 2009, entered into by and among Hexcel Corporation, the financial institutions from time to time party thereto, Banc of America Securities LLC, as syndication agent for the lenders, as a joint book manager and as a joint lead arranger, Deutsche Bank Securities Inc., as a joint book manager and as a joint lead arranger, HSBC Bank USA, National Association, as a documentation agent, RBS Citizens, N.A., as a documentation agent, Toronto Dominion (New York) LLC, as a documentation agent, and Deutsche Bank Trust Company Americas, as administrative agent for the lenders.

99.4

Security Agreement, dated as of May 21, 2009, by and among Hexcel Corporation, each of the direct and indirect subsidiaries of Hexcel Corporation listed on the signature pages thereto, and each additional grantor that may become a party thereto after the date thereof in accordance with Section 21 thereof, and Deutsche Bank Trust Company Americas, as administrative agent for and representative of the lenders.

99.5

Subsidiary Guaranty, dated as of May 21, 2009, by the parties listed on the signature pages thereto in favor of and for the benefit of Deutsche Bank Trust Company Americas, as agent for and representative of the financial institutions party to the Credit Agreement referred to therein and any Swap Counterparties (as defined therein).